UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2022

Code Chain New Continent Limited

(Exact name of Company as specified in charter)

Nevada	001-37513	47-3709051
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

No 119 South Zhaojuesi Road

2nd Floor, Room 1

Chenghua District, Chengdu, Sichuan, China 610047

(Address of Principal Executive Offices) (Zip code)

+86-028-84112941

(Company’s Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CCNC	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement

As described in the current report on form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 14, 2022, on April 14, 2022, Code Chain New Continent Limited (the “Company”) entered into a Share Purchase Agreement (“SPA”) with Shanghai Yuanma Food and Beverage Management Co., Ltd., a PRC company (“Yuan Ma”), and all the shareholders of Yuan Ma (“Yuanma Shareholders”). Yuanma Shareholders are Wei Xu, the Chief Executive Officer and Chairman of the Board of the Company, and Jiangsu Lingkong Network Joint Stock Co., Ltd., which is controlled by Wei Xu. Pursuant to the SPA, the Company agreed to issue an aggregate of 7,680,000 shares of common stock of the Company (the “Shares”), valued at $1.00 per share, to the Yuanma Shareholders, in exchange for Yuanma Shareholders’ agreement to enter into and to cause Yuan Ma to enter into certain agreements (“VIE Agreements”) with Makesi IoT Technology (Shanghai) Co., Ltd. (“WFOE”), the Company’s indirectly owned subsidiary, to establish a VIE (variable interest entity) structure (the “Acquisition”). “Variable Interest Entity” does not describe a legal relationship; it is an accounting concept. Under U.S. Generally Accepted Accounting Principles (U.S. GAAP), if through contractual arrangements, Entity A will absorb the losses or receive potentially significant benefits from the operations of Entity B, then the financial results and balance sheet of Entity B should be consolidated with the financial results and balance sheet in Entity A’s consolidated financial statements. Therefore, as a result of the VIE Agreements, the Company will consolidate the financial results and balance sheet of Yuan Ma in the consolidated financial statements under U.S. GAAP.

Also as disclosed in the current report on form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 13, 2022, on June 13, 2022, the Company held a special meeting of stockholders and approved the issuance of the Shares to Wei Xu.

On June 21, 2022, pursuant to the SPA, WFOE entered into a series of VIE Agreements with Yuan Ma and Yuanma Shareholders, and the Shares were issued to Wei Xu. The transaction completed in the SPA was completed.

Material terms of each of the VIE Agreements are described below:

Technical Consultation and Services Agreement.     Pursuant to the technical consultation and services agreement between WFOE and Yuan Ma dated June 21, 2022, WFOE has the exclusive right to provide consultation services to Yuan Ma relating to Yuan Ma’s business, including but not limited to business consultation services, human resources development, and business development. WFOE exclusively owns any intellectual property rights arising from the performance of this agreement. WFOE has the right to determine the service fees based on Yuan Ma’s actual operation on a quarterly basis. This agreement will be effective for 20 years and can be extended by WFOE unilaterally by prior written notice to the other parties. WFOE may terminate this agreement at any time by giving a 30 days’ prior written notice to Yuan Ma. If any party breaches the agreement and fails to cure within 30 days from the written notice from the non-breach party, the non-breach party may (i) terminate the agreement and request the breaching party to compensate the non-breaching party’s loss or (ii) request special performance by the breaching party and the breaching party to compensate the non-breaching party’s loss.

The foregoing description of the technical consultation and services agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the technical consultation and services agreement, which is filed as Exhibit 10.1.

Equity Pledge Agreement.    Under the equity pledge agreement among WFOE, Yuan Ma and Yuan Ma Shareholders dated June 21, 2022, Yuan Ma Shareholders pledged all of their equity interests in Yuan Ma to WFOE to guarantee Yuan Ma’s performance of relevant obligations and indebtedness under the technical consultation and services agreement. In addition, Yuan Ma Shareholders will complete the registration of the equity pledge under the agreement with the competent local authority. If Yuan Ma breaches its obligation under the technical consultation and services agreement, WFOE, as pledgee, will be entitled to certain rights, including the right to sell the pledged equity interests. This pledge will remain effective until all the guaranteed obligations are performed or the Yuan Ma Shareholders cease to be shareholders of Yuan Ma.

The foregoing description of the equity pledge agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the equity pledge agreement, which is filed as Exhibit 10.2.

Equity Option Agreement.     Under the equity option agreement among WFOE, Yuan Ma and Yuan Ma Shareholders dated June 21, 2022, each of Yuan Ma Shareholders irrevocably granted to WFOE or its designee an option to purchase at any time, to the extent permitted under PRC law, all or a portion of his equity interests in Yuan Ma. Also, WFOE or its designee has the right to acquire any and all of its assets of Yuan Ma. Without WFOE’s prior written consent, Yuan Ma’s shareholders cannot transfer their equity interests in Yuan Ma and Yuan Ma cannot transfer its assets. The acquisition price for the shares or assets will be the minimum amount of consideration permitted under the PRC law at the time of the exercise of the option. This pledge will remain effective until all options have been exercised.

The foregoing description of the equity option agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the equity option agreement, which is filed as Exhibit 10.3.

Voting Rights Proxy and Financial Support Agreement.     Under the voting rights proxy and financial support agreement among WFOE, Yuan Ma and Yuan Ma Shareholders dated June 21, 2022, each Yuan Ma Shareholder irrevocably appointed WFOE as its attorney-in-fact to exercise on such shareholder’s behalf any and all rights that such shareholder has in respect of his equity interests in Yuan Ma, including but not limited to the power to vote on its behalf on all matters of Yuan Ma requiring shareholder approval in accordance with the articles of association of Yuan Ma. The proxy agreement is for a term of 20 years and can be extended by WFOE unilaterally by prior written notice to the other parties.

The foregoing description of the voting rights proxy and financial support agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the voting rights proxy and financial support agreement, which is filed as Exhibit 10.4.

Item 2.01 Completion of Acquisition or Disposition of Assets.

To the extent required by Item 2.01, the disclosure set forth in Item 1.01 above regarding the acquisition pursuant to the SPA is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02, the disclosure set forth in Item 1.01 above regarding the acquisition pursuant to the SPA is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The Company intends to file the financial statements required by Item 9.01(a) of Form 8-K as part of an amendment to this Current Report on Form 8-K no later than 71 days after the date of this filing.

(b) Pro forma financial information.

The Company intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K as part of an amendment to this Current Report on Form 8-K no later than 71 days after the date of this filing.

(d) Exhibits.

Exhibit No.	Description
10.1	Technical Consultation and Services Agreement, dated June 21, 2022
10.2	Equity Pledge Agreement, dated June 21, 2022
10.3	Equity Option Agreement, dated June 21, 2022
10.4	Voting Rights Proxy and Financial Support Agreement, dated June 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CODE CHAIN NEW CONTINENT LIMITED

Date: June 27, 2022	By:	/s/ Wei Xu
	Name:	Wei Xu
	Title:	Chief Executive Officer, President and Chairman of the Board

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